CONVERTIBLE DEBT - CURRENT MATURITIES	12 Months Ended
Dec. 31, 2012
CONVERTIBLE DEBT - CURRENT MATURITIES [Abstract]
CONVERTIBLE DEBT - CURRENT MATURITIES
NOTE 10:-	CONVERTIBLE DEBT - CURRENT MATURITIES

In April 2004, the Company issued to a group of investors interest-bearing convertible notes in the face amount of $2,000, initially repayable after five years (as amended and extended from time to time, the "Convertible Notes"). As of December 31, 2012, all of the remaining principal amount and accrued interest was repaid in full by way of conversion of the Convertible Notes into ordinary shares. The Company recorded a bifurcated conversion feature embedded in the convertible debt, and marked it to market based on its fair value each reporting period.

In September 2011, in accordance with the terms of the Convertible Notes, as a result of the issuance of shares as part of the acquisition of RepliWeb, the conversion price was adjusted to $2.48 per share (rather than $5.00 per share), such that the Convertible Notes became convertible into an aggregate of 658,062 ordinary shares (rather than 327,397 ordinary shares).

On December 31, 2011, two holders converted all of their Convertible Notes into ordinary shares pursuant to the terms of an offer (the "Prepayment Offer"), which expired on January 31, 2012. The key terms of the Prepayment Offer were:

•	The conversion ratio of the Convertible Notes being converted was increased, reflecting a reduction of the conversion price from $2.48 to $2.00 per share; and
•
Each holder was entitled to payment, in cash or in additional ordinary shares (based on the new conversion ratio), of the interest payment due in 2012 plus accrued and unpaid interest for 2011 (in a total amount of approximately $100 and $200 for all Notes, respectively).

These holders converted an outstanding amount of $736. The outstanding associated bifurcated conversion feature of $206 was accordingly allocated to equity. In accordance with ASC No. 470-20-40-16, the Company recognized inducement expense of $202 against additional paid-in-capital, related to the conversion based on the above offer.
The two holders have also exercised their rights (see Note 13c) to acquire an aggregate of 315,256 additional ordinary shares at $0.48 per share.
In January 2012, holders, in the aggregate, of principal amount of $467, converted their Convertible Notes pursuant to the Prepayment Offer. The outstanding associated bifurcated conversion feature of $162 was accordingly allocated to equity and to additional paid in capital. The Company recognized inducement expense of $108 against additional paid-in-capital.

In July 2012, holders, in the aggregate, of all remaining $230 Convertible Notes, converted their Convertible Notes. The outstanding associated bifurcated conversion feature of approximately $550 was accordingly allocated to equity. These holders have also exercised their rights to acquire an aggregate of 39,407 additional ordinary shares at $0.48 per share.